Exhibit 32.2
Certification pursuant to
Securities Exchange Act Rule 13a-14(b) or Rule 15d-14(b)
I, Edward J. Puisis, Executive Vice President and Chief Financial Officer of Dayton Superior Corporation (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
The Quarterly Report on Form 10-Q of the Company for the period ending
September 28, 2007 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and
The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 13, 2007

/s/ Edward J. Puisis Edward J. Puisis Executive Vice President and Chief Financial Officer